SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 20, 2003

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                DELAWARE                           0-19410
      (State or Other Jurisdiction          (Commission File Number)
            of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events and Regulation FD Disclosure.

         Point Therapeutics, Inc. issued a press release on November 20, 2003 announcing the presentation of results from a study of its lead product candidate PT-100 demonstrating preclinical tumor growth suppression and enhancement of chemotherapy. These results were presented on November 20, 2003 in a poster session of the AACR-NCI-EORTC International Conference.

         A copy of the press release dated November 20, 2003 is being filed as
         Exhibit 99.1 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         99.1 - Press release issued by Point Therapeutics, Inc., dated November 20, 2003.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 POINT THERAPEUTICS, INC.


November 21, 2003                      By:/s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer










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                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Point Therapeutics, Inc. on November 20,
            2003 announcing the presentation of results from a study of its lead product candidate PT-100 demonstrating preclinical tumor growth suppression and enhancement of chemotherapy. These results were presented on November 20, 2003 in a poster session of the
             AACR-NCI-EORTC International Conference.